Intangible Assets	12 Months Ended
Feb. 01, 2020
New Academy Holding Company, LLC
Intangible Assets
8.	Intangible Assets

Intangible assets consist of the following (amounts in thousands) as of:

	February 1, 2020	February 2, 2019
Assets subject to amortization:
Favorable lease rights, net	$—	$15,067
Assets not subject to amortization:
Trade name	577,000	577,000

Trade name and other intangible assets, net	$577,000	$592,067

With the adoption of the New Lease Standard on February 3, 2019, the balance of the favorable lease rights, net was netted into the right-of-use assets on the balance sheet which are amortized ratably over the remaining terms of the corresponding leases (see Note 14).

Amortization expense on favorable lease rights was $3.5 million in 2018 and 2017, respectively. Favorable lease rights are net of accumulated amortization of $25.0 million as of February 2, 2019.